INCOME TAXES (Notes)	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes
INCOME TAXES
Geographic sources of (losses) income before income taxes and equity in affiliated companies’ net (losses) earnings for the years ended December 31 consist of the following:

	2015	2014	2013
U.S.	$(14,589)	$(2,973)	$1,119
Foreign	461	2,173	3,271
Total	$(14,128)	$(800)	$4,390

Income taxes are provided on the earnings of FCX’s material foreign subsidiaries under the assumption that these earnings will be distributed. FCX has not provided deferred income taxes for other differences between the book and tax carrying amounts of its investments in material foreign subsidiaries as FCX considers its ownership positions to be permanent in duration, and quantification of the related deferred tax liability is not practicable.

During 2015, PT-FI's Delaware domestication was terminated. As a result, PT-FI is no longer a U.S. income tax filer, and tax attributes related to PT-FI, which were fully reserved with a related valuation allowance, are no longer available for use in FCX's U.S. federal consolidated income tax return. There was no resulting net impact to FCX's consolidated statement of operations. PT-FI remains a limited liability company organized under Indonesian law.

FCX’s benefit from (provision for) income taxes for the years ended December 31 consists of the following:

	2015		2014		2013
Current income taxes:
Federal	$89		$(269)		$(194)
State	2		(34)		(9)
Foreign	(160)		(1,066)		(1,082)
Total current	(69)		(1,369)		(1,285)

Deferred income taxes:
Federal	3,403		616		(227)
State	154		214		35
Foreign	(163)		(19)		(226)
Total deferred	3,394		811		(418)

Adjustments	(1,374)	[a]	—		199	[b]
Federal operating loss carryforwards	—		333	[c]	164	[c]
Benefit from (provision for) income taxes	$1,951		$(225)		$(1,340)

a.
Adjustments include net provisions of $1.2 billion associated with an increase in the beginning of the year valuation allowance related to the impairment of U.S. oil and gas properties and $0.2 billion resulting from the termination of PT-FI's Delaware domestication reflecting a $1.5 billion reduction in deferred tax assets during the year, partially offset by a $1.3 billion reduction in the beginning of the year valuation allowance.

b.
As a result of the oil and gas acquisitions, FCX recognized a net benefit of $199 million, consisting of $190 million associated with net reductions in the beginning of the year valuation allowances, $69 million related to the release of the deferred tax liability on PXP's investment in MMR common stock and $16 million associated with the revaluation of state deferred tax liabilities, partially offset by income tax expense of $76 million associated with the write off of deferred tax assets related to environmental liabilities.

c.	Benefit from the use of federal operating loss carryforwards acquired as part of the oil and gas acquisitions.

A reconciliation of the U.S. federal statutory tax rate to FCX’s effective income tax rate for the years ended December 31 follows:

	2015			2014			2013
	Amount		Percent	Amount		Percent	Amount		Percent
U.S. federal statutory tax rate	$4,945		(35)%	$280		(35)%	$(1,536)		(35)%
Valuation allowance, net	(2,955)	[a]	21	—		—	190		4
Foreign tax credit limitation	(228)		2	(136)		17	(96)		(2)
Percentage depletion	186		(1)	263	[b]	(33)	223		5
Withholding and other impacts on
foreign earnings	(193)		1	(161)		20	(306)		(7)
Effect of foreign rates different than the U.S.
federal statutory rate	12		—	69		(9)	150		3
Goodwill impairment	—		—	(601)		75	—		—
Goodwill transferred to full cost pool	—		—	(77)		10	—		—
State income taxes	105	[a]	(1)	116		(14)	43		1
Other items, net	79		(1)	22		(3)	(8)		—
Benefit from (provision for) income taxes	$1,951		(14)%	$(225)	[c,d]	28%	$(1,340)	[e]	(31)%

a.
As a result of the impairment to U.S. oil and gas properties, FCX recorded tax charges totaling $3.3 billion to establish valuation allowances against U.S. federal and state deferred tax assets for which a future benefit is not expected to be realized.

b.	Includes a net charge of $16 million in 2014 related to a change in U.S. federal income tax law.

c.	Includes charges related to changes in Chilean and Peruvian tax rules of $54 million and $24 million, respectively.

d.	Includes a net charge of $221 million related to the sale of the Candelaria and Ojos del Salado mines.

e.	Includes a net tax benefit of $199 million as a result of the oil and gas acquisitions.

FCX paid federal, state, local and foreign income taxes totaling $893 million (including $187 million for discontinued operations) in 2015, $1.5 billion (including $11 million for discontinued operations) in 2014 and $1.3 billion in 2013. FCX received refunds of federal, state, local and foreign income taxes of $334 million in 2015, $257 million in 2014 and $270 million in 2013.

The components of deferred taxes follow:

	December 31,
	2015	2014
Deferred tax assets:
Foreign tax credits	$1,552	$2,306
Accrued expenses	1,166	1,029
Oil and gas properties	1,422	—
Minimum tax credits	569	737
Net operating loss carryforwards	621	590
Employee benefit plans	521	422
Other	477	702
Deferred tax assets	6,328	5,786
Valuation allowances	(4,183)	(2,434)
Net deferred tax assets	2,145	3,352

Deferred tax liabilities:
Property, plant, equipment and mining development costs	(4,839)	(4,581)
Oil and gas properties	—	(3,392)
Undistributed earnings	(855)	(807)
Other	(55)	(185)
Total deferred tax liabilities	(5,749)	(8,965)
Net deferred tax liabilities	$(3,604)	$(5,613)

At December 31, 2015, FCX had U.S. foreign tax credit carryforwards of $1.6 billion that will expire between 2016 and 2025, and U.S. minimum tax credit carryforwards of $569 million that can be carried forward indefinitely, but may be used only to the extent that regular tax exceeds the alternative minimum tax in any given year.

At December 31, 2015, FCX had (i) U.S. state net operating loss carryforwards of $3.9 billion that expire between 2016 and 2035, (ii) U.S. federal net operating loss carryforwards of $740 million that expire between 2030 and 2034, and (iii) Spanish net operating loss carryforwards of $549 million that can be carried forward indefinitely.

On the basis of available information at December 31, 2015, including positive and negative evidence, FCX has provided valuation allowances for certain of its deferred tax assets where it believes it is more likely than not that some portion or all of such assets will not be realized. Valuation allowances totaled $4.2 billion at December 31, 2015, covering U.S. federal and state deferred tax assets, including all of FCX's U.S. foreign tax credit carryforwards, U.S. minimum tax credit carryforwards, foreign net operating loss carryforwards, and a portion of FCX's U.S. federal and state net operating loss carryforwards. Valuation allowances totaled $2.4 billion at December 31, 2014, and covered a portion of FCX's U.S. foreign tax credit carryforwards, foreign net operating loss carryforwards, U.S. state net operating loss carryforwards and U.S. state deferred tax assets.

The valuation allowance related to FCX’s U.S. foreign tax credits totaled $1.6 billion at December 31, 2015. FCX has operations in tax jurisdictions where statutory income taxes and withholding taxes combine to create effective tax rates in excess of the U.S. federal income tax liability that is due upon repatriation of foreign earnings. As a result, FCX continues to generate foreign tax credits for which no benefit is expected to be realized. In addition, any foreign income taxes currently accrued or paid on unremitted foreign earnings may result in additional future foreign tax credits for which no benefit is expected to be realized upon repatriation of the related earnings. A full valuation allowance will continue to be carried on these excess U.S. foreign tax credit carryforwards until such time that FCX believes it has a prudent and feasible means of securing the benefit of U.S. foreign tax credit carryforwards that can be implemented.

The valuation allowance related to FCX’s U.S. federal and state deferred tax assets totaled $1.4 billion at December 31, 2015. Deferred tax assets represent future deductions for which a benefit will only be realized to the extent future tax liability is generated in the same tax period during which the future tax deduction occurs. FCX develops an estimate of which future tax deductions will be realized within a tax period generating sufficient tax liability. A valuation allowance is provided to the extent that sufficient tax liability does not exist in any given tax period. As of December 31, 2015, sufficient positive evidence was not available to support realization of all benefits related to future tax deductible amounts.

The valuation allowance related to FCX’s U.S. federal minimum tax credit carryforwards totaled $569 million at December 31, 2015. U.S. minimum tax credit carryforwards can be carried forward indefinitely, but can only be used to the extent that U.S. regular tax liability exceeds U.S. alternative minimum tax liability in any given year. FCX does not currently expect to generate U.S. regular tax liability in excess of U.S. alternative minimum tax liability.

The valuation allowance related to FCX’s U.S. federal, state and foreign net operating loss carryforwards totaled $525 million at December 31, 2015. The valuation allowance is primarily related to mining, and oil and gas operations that are not currently expected to generate taxable income in an amount sufficient to utilize existing net operating losses prior to their expiration dates.

Valuation allowances will continue to be carried on U.S. federal and state deferred tax assets, U.S. federal minimum tax credit carryforwards and U.S. federal, state and foreign net operating losses until such time that FCX generates taxable income against which any of the assets or carryforwards can be used, forecasts of future income provide sufficient positive evidence to support reversal of the valuation allowances or FCX identifies a prudent and feasible means of securing the benefit of the assets or carryforwards that can be implemented.

The $1.7 billion net increase in the valuation allowances during 2015 primarily included a $3.3 billion increase to the valuation allowances mainly related to impairments of U.S. oil and gas properties, partially offset by a $1.5 billion decrease in the valuation allowance against tax credit carryforwards that will no longer be available for use because of the termination of PT-FI’s Delaware domestication.

World market prices for commodities have fluctuated historically. At December 31, 2015, market prices for copper, gold, molybdenum and oil were below their twelve-month historical averages. Future market prices at or below 2015 year-end prices may result in valuation allowances provided on additional deferred tax assets.

In 2010, the Chilean legislature approved an increase in mining royalty taxes to help fund earthquake reconstruction activities, education and health programs. Mining royalty taxes at FCX’s El Abra mine are 4 percent for the years 2013 through 2017. Beginning in 2018 and through 2023, rates will move to a sliding scale of 5 to 14 percent (depending on a defined operational margin).

In September 2014, the Chilean legislature approved a tax reform package that implemented a dual tax system, which was amended in January 2016. Under previous rules, FCX’s share of income from Chilean operations was subject to an effective 35 percent tax rate allocated between income taxes and dividend withholding taxes. Under the amended tax reform package, FCX's Chilean operation is subject to the "Partially-Integrated System," resulting in FCX’s share of income from El Abra being subject to progressively increasing effective tax rates of 35 percent through 2019 and 44.5 percent in 2020 and thereafter.

In December 2014, the Peruvian parliament passed tax legislation intended to stimulate the economy. Under the legislation, the corporate income tax rate progressively decreases from 30 percent in 2014 to 26 percent in 2019 and thereafter. In addition, the dividend tax rate on distributions progressively increases from 4.1 percent in 2014 to 9.3 percent in 2019 and thereafter. Cerro Verde's current mining stability agreement subjects FCX to a stable income tax rate of 32 percent through the expiration of the agreement on December 31, 2028. The tax rate on dividend distributions is not stabilized by the agreement.

FCX accounts for uncertain income tax positions using a threshold and measurement criteria for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FCX’s policy associated with uncertain tax positions is to record accrued interest in interest expense and accrued penalties in other income and expenses rather than in the provision for income taxes.

A summary of the activities associated with FCX’s reserve for unrecognized tax benefits for the years ended December 31 follows:

	2015	2014	2013
Balance at beginning of year	$104	$110	$138
Additions:
Prior year tax positions	7	4	18
Current year tax positions	11	11	14
Acquisition of PXP	—	—	5
Decreases:
Prior year tax positions	(6)	(12)	(37)
Settlements with taxing authorities	—	(9)	—
Lapse of statute of limitations	(6)	—	(28)
Balance at end of year	$110	$104	$110

The total amount of accrued interest associated with unrecognized tax benefits included in the consolidated balance sheets was $16 million at December 31, 2015, $15 million at December 31, 2014, and $21 million at December 31, 2013. There were no penalties associated with unrecognized tax benefits for the three years ended December 31, 2015.

The reserve for unrecognized tax benefits of $110 million at December 31, 2015, included $107 million ($101 million net of income tax benefits) that, if recognized, would reduce FCX’s provision for income taxes. Changes to the reserve for unrecognized tax benefits associated with current and prior year tax positions were primarily related to uncertainties associated with FCX's cost recovery methods and deductibility of social welfare payments. Additionally, changes in prior year tax positions were related to uncertainties associated with FCX's deductibility of expenses allocated to subsidiaries. Changes to the reserve for unrecognized tax benefits associated with the lapse of statute of limitations were primarily related to the deductibility of worthless stock. There continues to be uncertainty related to the timing of settlements with taxing authorities, but if additional settlements are agreed upon during the year 2016, FCX could experience a change in its reserve for unrecognized tax benefits.

FCX or its subsidiaries file income tax returns in the U.S. federal jurisdiction and various state and foreign jurisdictions. The tax years for FCX's major tax jurisdictions that remain subject to examination (excluding discontinued operations) are as follows:

Jurisdiction	Years Subject to Examination	Additional Open Years
U.S. Federal	2007-2013	2014-2015
Indonesia	2007-2008, 2011-2012, 2014	2013, 2015
Peru	2011	2012-2015
Chile	2013-2014	2015